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                                                                   Exhibit 10.36

                      STOCK AND WARRANT PURCHASE AGREEMENT

       THIS STOCK AND WARRANT PURCHASE AGREEMENT (this "AGREEMENT") is dated as FEBRUARY 25, 2004 and is made by and between deCODE genetics, Inc., a Delaware corporation (the "SELLER") and Merck & Co., Inc., a New Jersey corporation (the "PURCHASER").

                             PRELIMINARY STATEMENTS

       A. The Purchaser and the Seller's wholly owned subsidiary, deCODE genetics, ehf, are parties to that certain License and Research Collaboration Agreement dated as of the date hereof (the "LICENSE AGREEMENT").

       B. In connection with the execution of the License Agreement, the Purchaser has agreed to acquire from the Seller, and the Seller has agreed to sell to the Purchaser, the Securities (as hereinafter defined).

                                    AGREEMENT

       In consideration of the premises and the mutual promises hereinafter set forth, the parties hereby agree as follows:

       1. DEFINITIONS. All capitalized terms used in this Agreement shall have the meanings assigned to them elsewhere in this Agreement or as specified below:

              "AGREEMENT" shall have the meaning set forth in the opening paragraph hereof.

              "CLOSINg" shall mean the closing of the sale to, and purchase by, the Purchaser of the Securities.

              "COMMISSION" shall mean the United States Securities and Exchange Commission.

              "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

              "MATERIAL ADVERSE EFFECT" shall mean any change or effect that, individually or in the aggregate with all other such changes or effects, would have a material adverse effect on the business, assets, results or operations, or financial condition of such party and its subsidiaries taken as a whole or materially impair the ability of such party to perform its obligations under this Agreement.

              "PERSON" shall mean and include an individual, a corporation, a partnership, a trust, an incorporated organization, a limited liability company, a joint stock corporation, a joint venture, a government or any department, agency or political subdivision thereof and any other entity.

              "PURCHASE PRICE" shall have the meaning set forth in Section 2.2.

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              "PURCHASER" shall have the meaning set forth in the opening paragraph hereof.

              "REGISTER", "REGISTERED" and "REGISTRATION" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

              "REGISTRABLE SECURITIES" shall mean (1) the Shares; (2) the Warrant Shares, and (3) any securities issued or issuable with respect to the Shares or Warrant Shares by way of a stock dividend or stock split or in connection with a combination of shares, reclassification, recapitalization, merger or consolidation or reorganization; PROVIDED, HOWEVER, that such shares of common stock or other securities shall cease to be Registrable Securities if and when they (i) have been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction; (ii) have been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect to such common stock are removed upon the consummation of such sale; or (iii) can be sold in any three month period (or any other relevant period under any amendment to Rule 144 made subsequent to the date hereof) pursuant to Rule 144 without regard to any manner of sale or volume limitations.

              "RULE 144" shall mean Rule 144 promulgated by the Commission pursuant to the Securities Act or any similar successor rule.

              "SECURITIES" shall mean the Shares and the Warrant.

              "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

              "SELLER" shall have the meaning set forth in the opening paragraph hereof.

              "SHARES" shall mean 689,703 shares of the Seller's common stock, par value $.001.

              "UNDERWRITTEN OFFERING" shall mean a distribution, registered pursuant to the Securities Act, in which securities of the Seller are sold to the public through one or more underwriters.

              "WARRANT" shall mean a warrant to purchase 1,724,257 shares of the Seller's common stock for an exercise price of $29.00 per share, in substantially the form as attached hereto as Exhibit A.

              "WARRANT SHARES" shall mean the shares of the Seller's common stock underlying the Warrant.

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       2.     SALE AND PURCHASE OF SECURITIES.

              2.1 AGREEMENT TO PURCHASE AND SELL. Upon the terms and subject to the conditions set forth in this Agreement and upon the representations and warranties made herein, the Seller is hereby selling to the Purchaser, and the Purchaser is hereby purchasing from the Seller, the Securities.

              2.2 PURCHASE PRICE. The aggregate purchase price for the Securities is $10,000,000 (the "PURCHASE PRICE").

              2.3 CLOSING. The Closing is occurring simultaneously herewith at the offices of Stevens & Lee, P.C., 600 College Road East, Princeton, New Jersey 08540 on the date hereof.

              2.4 CLOSING ACTIONS. At the Closing, (i) the Purchaser is delivering to the Seller the Purchase Price by wire transfer to such account previously specified by the Seller, and (ii) the Seller is delivering to the Purchaser a certificate representing the Shares and a certificate evidencing the Warrant.

       3. REPRESENTATIONS AND WARRANTIES OF THE SELLER. The Seller represents and warrants to the Purchaser as follows:

              3.1 ORGANIZATION. The Seller is (i) a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, (ii) has all requisite corporate power and authority to own, lease and operate its properties and to carry on its businesses as presently conducted, and (iii) is duly qualified and in good standing to do business in all of the jurisdictions in which the conduct of the Seller's business or its ownership, leasing or operation of property requires such qualification and where the absence of such qualification would have a Material Adverse Effect on the Seller.

              3.2 AUTHORIZATION. The Seller has full legal power and authority to enter into and perform this Agreement. This Agreement has been duly and validly executed and delivered by the Seller and constitutes the valid and binding obligation of the Seller, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors' rights generally and to general principles of equity. The Shares have been duly authorized, are duly and validly issued, fully paid and non-assessable, and are free of any liens or encumbrances. The Warrant is duly and validly issued and free of any liens or encumbrances. The Warrant Shares have been duly and validly reserved for issuance.

                     3.3 CAPITALIZATION. The authorized capital stock of the Seller is (i) 100,000,000 shares of common stock, par value $.001, of which 53,736,460 were outstanding as of December 31, 2003 and (ii) 6,716,666 shares of preferred stock, par value $.001, of which no shares are outstanding. The Seller has reserved 1,400,467 of common stock for issuance upon outstanding warrants (exclusive of the Warrant) and 4,108,331 shares of common stock for

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issuance to employees, consultants, officers or directors pursuant to its 1996
Equity Incentive Plan, as amended, and its 2002 Equity Incentive Plan.

              3.4 DISCLOSURE. The registration statements, reports and proxy statements filed by the Seller with the Commission, including the financial statements contained therein (collectively, the "SEC Reports"), complied, as of their respective dates, in all material respects with the requirements of the Securities Act and the Exchange Act, and did not, as of their respective dates, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

              3.5 NO MATERIAL ADVERSE CHANGE. Since December 31, 2003, there has been no Material Adverse Effect on the financial condition, results of operations, assets, liabilities or business of the Seller and its subsidiaries, taken as a whole, other than those generally affecting Persons in the Seller's business, those generally affecting the economy, and those resulting from changes in general economic, political or financial conditions.

              3.6 NO CONSENTS OR APPROVALS REQUIRED. No consents, approvals or authorization of designation, declaration or filing with any governmental or regulatory authority, agency, commission, body or other governmental entity or by any court or other third party is required for the valid authorization, execution, delivery and performance by the Seller of this Agreement or for the valid sale and delivery of the Securities.

              3.7 LISTING. The Seller has been approved for listing on, and no notification of the issuance of the Securities is required to be given to, the Nasdaq National Market.

       4. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser represents and warrants to the Seller as follows:

              4.1 AUTHORIZATION OF AGREEMENT. The Purchaser has full legal power and authority to enter into and perform this Agreement. This Agreement has been duly and validly executed and delivered by the Purchaser and constitutes the valid and binding obligation of the Purchaser, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors' rights generally and to general principles of equity.

              4.2 ACCREDITED PURCHASER. The Purchaser is an accredited investor within the meaning of Rule 501(a) promulgated under the Securities Act. The Securities are being purchased or otherwise acquired for its own account and not with the view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act. It understands that the Securities have not been registered under the Securities Act or any applicable state laws by reason of their issuance or contemplated issuance in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act and such laws, and that the reliance of the Seller and others upon this exemption is predicated in part upon this representation and warranty. It further understands that the Securities may not be transferred or resold without (a) registration under the Securities Act and any applicable state securities

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laws, or (b) an exemption from the requirements of the Securities Act and applicable state securities laws.

              4.3 INVESTMENT EVALUATION. The Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment to be made hereunder.

              4.4 LEGEND. The Purchaser understands that the certificates for the Shares and the Warrant bear a legend in substantially the following form in addition to any other legends that may be required under any other documents to which the Purchaser is a party.

       THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR THE SECURITIES ACT OF ANY STATE AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES ACTS OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION OR IS IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

              4.5 BUSINESS AFFAIRS. The Purchaser is aware of the Seller's business affairs and financial condition and has acquired sufficient information about the Seller and has had such access to Seller's books and records and Seller's executive offices as it deems necessary to reach an informed and knowledgeable decision to acquire the Securities. The Purchaser recognizes that investment in the Securities involves a number of significant risks.

       5.     DEMAND REGISTRATION RIGHTS; PROCEDURES.

              5.1 GRANT OF DEMAND REGISTRATION RIGHTS. Subject to the terms of this Agreement, at any time and from time to time, the Purchaser shall be entitled to request registration under the Securities Act of at least fifty percent (50%) of the Registrable Securities then held by the Purchaser. Each such request for registration must specify the number of Registrable Securities requested to be registered and whether such registration is to be in the form of an Underwritten Offering.

              5.2 SELECTION OF UNDERWRITER(s). If the Purchaser elects to have the offering of Registrable Securities pursuant to a Demand Registration be in the form of an Underwritten Offering, the Purchaser shall select and obtain the investment banker or investment bankers and manager or managers for the offering, subject to the approval of the Seller.

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              5.3    PRIORITY ON UNDERWRITTEN DEMAND REGISTRATION. If a Demand
Registration is an Underwritten Offering and the managing underwriters advise the Purchaser and the Seller in writing that in their opinion the number of Registrable Securities requested to be included in such offering exceeds the number of Registrable Securities that can be sold therein without adversely affecting the marketability of the offering, the Seller will include in such registration the number of Registrable Securities requested to be included that, in the opinion of such underwriters, can be sold without adversely affecting the marketability of the offering. If there is any reduction in the number of Registrable Securities included in such Underwritten Offering by the Purchaser, no securities of any other Person shall be included in such registration. The Purchaser may abandon a Demand Registration at any time. An abandoned Demand Registration shall not count as a Demand Registration and such Purchaser shall retain its rights hereunder with respect to the number of Demand Registrations without a reduction as a result thereof if such Purchaser, at its option, pays all fees and expenses in connection with such abandoned registration other than fees and expenses relating to any Registrable Securities that any Person other than the Purchaser may have requested to be included in such abandoned registration.

              5.4 LIMITATIONS ON DEMAND REGISTRATION. Notwithstanding any other provision in this Agreement, (i) the Purchaser shall not be permitted to make more than three (3) requests for a Demand Registration pursuant to Section
5.1 provided however in the event that the Purchaser exercises the Warrant, the Purchaser shall be permitted three additional requests for Demand Registration with respect to the Registrable Securities issued upon exercise of the Warrant, and (ii) the Seller shall not be required to effect more than one (1) Demand Registration during any 12-month period.

              5.5 POSTPONEMENT OF DEMAND REGISTRATION BY THE SELLER. The Seller may postpone for up to 90 days the filing of a registration statement for a Demand Registration if the Seller has delivered a certificate to the Purchaser stating that the Board, acting in good faith, has determined that pursuance of such Demand Registration would be seriously detrimental to the Seller and its stockholders PROVIDED, HOWEVER, that in the event of any such postponement, the Purchaser shall be entitled to withdraw the request for such Demand Registration and, if such request is withdrawn, such request shall not count as a Demand Registration hereunder. The Seller may postpone such filing for the reasons stated above not more than once during any calendar year. In addition, the Seller shall not be required to effect any registration pursuant to this Agreement at any time when another registration statement (other than on Form S-8) of the Seller (A) is reasonably foreseen by the Board to be filed with the Commission within thirty (30) days after the request for such Demand Registration has been filed and not yet become effective, or (B) has become effective less than six (6) months prior to the date of the request for such Demand Registration.

              5.6 SPECIAL AUDITS. Notwithstanding any other provision of this Agreement, the Seller shall not be required to undergo or pay for any special audit to effect any registration statement pursuant to this Section 5, and if such a special audit would be required in order to file or effect a registration statement hereunder, the Seller shall be entitled to delay the filing or effectiveness of such registration statement until a reasonable period of time following

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completion of such audit in the ordinary course of the Seller's business;
PROVIDED, HOWEVER, that the Seller shall not be entitled to delay the filing or effectiveness of such registration statement if the Purchaser shall agree to pay for the cost of such audit.

              5.7 PROCEDURES. If and as often as the Seller is required by the provisions of this Section 5 to include shares of Registrable Securities held by the Purchaser in a registration statement filed under the Securities Act, the Seller, at its expense and as expeditiously as possible, agrees to:

                     (i) in accordance with the Securities Act and all applicable rules and regulations, prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for a period of 90 days (or, if such registration statement has been filed on Form S-3 and the Purchaser has indicated in its request for a Demand Registration that it is requesting a shelf registration pursuant to Rule 415 under the Securities Act, for a period of two years) and prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus contained therein as may be necessary to keep such registration statement effective and such registration statement and prospectus accurate and complete during such period of time;

                     (ii) furnish to the Purchaser and to any underwriters of the securities being registered such number of copies of the registration statement and each amendment and supplement thereto, preliminary prospectus, final prospectus and such other documents as such underwriters and Purchaser may reasonably request in order to facilitate the public offering of such securities;

                     (iii) use reasonable efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as the Purchaser and underwriters may reasonably request within 20 days prior to the original filing of such registration statement, except that the Seller shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction where it is not so qualified, or to subject itself to taxation in any such jurisdiction;

                     (iv) notify the Purchaser promptly after it shall receive notice thereof, of the date and time when such registration statement and each post-effective amendment thereto has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

                     (v) prepare and file promptly with the Commission, and promptly notify the Purchaser of the filing of, such amendments or supplements to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event has occurred as the result of which any such prospectus or any other prospectus as then

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in effect would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and

                     (vi) advise the Purchaser, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose.

              5.8 PURCHASER'S AGREEMENTS. The Purchaser shall (i) provide the Seller with such information with respect to the Purchaser and the distribution of the Registrable Securities of the Purchaser that is sought to be effected pursuant to this Agreement as the Seller may from time to time reasonably request in writing and as shall be required by law or by the Commission in connection therewith, (ii) comply with all applicable provisions of the Securities Act, the Exchange Act and any other applicable law or regulation, including without limitation, the prospectus delivery requirements of the Securities Act, and (iii) not make any disposition of the Registrable Securities pursuant to a registration statement filed pursuant to this Agreement following notice from the Seller of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading in light of the circumstances then existing until it receives written notice from the Seller that the use of such prospectus may be resumed or until it receives copies of any supplement or amendment to such prospectus.

              5.9 FORMS. All references in this Agreement to particular forms of registration statements are intended to include, and shall be deemed to include, references to all successor forms which are intended to replace, or to apply to similar transactions as, the forms herein referenced.

              5.10 STANDSTILL. The Purchaser agrees that, in the event of an Underwritten Offering by the Seller of which the Purchaser has been given at least 30 days advance notice by the Seller , if requested by the managing underwriter of such Underwritten Offering, the Purchaser will not offer, pledge, sell, contract to sell, grant any option for the sale of or otherwise dispose of, directly or indirectly, any of the Registrable Securities held by the Purchaser for a period commencing 7 days prior to and ending 90 days following the effective date of any registration statement pertaining to such Underwritten Offering, except with respect to any Registrable Securities included in such registration (it being understood that the Seller shall have not any obligation to include any Registrable Securities in such offering).

              5.11 TERMINATION. Unless sooner terminated pursuant to the terms of this Agreement, the obligations of the Seller pursuant to this Section 5 as to any Registrable Securities shall terminate upon the Purchaser's notification to the Seller in writing that it does not wish to have the Registrable Securities registered under this Agreement.

       6. FEES AND EXPENSES. Each party shall be responsible for payment of its own fees and expenses incurred in connection with this Agreement and the transactions contemplated

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hereby. The foregoing notwithstanding, except as set forth in Section 5.3, with respect to each inclusion of shares of Registrable Securities in a registration statement pursuant to Section 5 hereof, the Seller agrees to bear all fees, costs and expenses of and incidental to such registration and the public offering in connection therewith; PROVIDED, HOWEVER, that the Purchaser shall pay its own legal and accounting fees and its pro rata share of any applicable underwriting discount and commissions. The fees, costs and expenses of registration to be borne as provided in the preceding sentence shall include, without limitation, all registration, filing, listing, and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Seller, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdiction in which such securities are to be registered or qualified.


       7.     INDEMNIFICATION; SURVIVAL.

              7.1    INDEMNITY.

                     (a) Each of the Seller and the Purchaser agrees to indemnify, defend and hold harmless the other, its affiliates and their respective stockholders, directors, officers, partners, employees, agents, successors and assigns from and against all losses, damages, liabilities, deficiencies or obligations, including, without limitation, all claims, actions, suits, proceedings, demands, judgments, assessments, fines, interest, penalties, costs and expenses (including settlement costs and reasonable legal fees) to which any of them may become subject as a result of any and all misrepresentations or breaches of a representation or warranty made by it herein.

                     (b) The Seller hereby agrees to indemnify and hold harmless the Purchaser, its officers, directors and each Person who controls the Purchaser within the meaning of the Securities Act, from and against, and agrees to reimburse the Seller, its officers, directors and controlling Persons and any underwriter or broker dealer acting for the Purchaser with respect to, all losses, damages, liabilities, deficiencies or obligations, including, without limitation, all claims, actions, suits, proceedings, demands, judgments, assessments, fines, interest, penalties, costs and expenses (including settlement costs and reasonable legal fees) to which the Purchaser may become subject under the Securities Act or otherwise, insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a registration statement that includes the Registrable Securities of the Purchaser, any prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; PROVIDED, HOWEVER, that the Seller will not be liable in any such case to the extent that any such claim, action, demand, loss, damage, liability, cost or expense is caused by an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with written information furnished by the Purchaser specifically for use in the preparation thereof.

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                     (c)    The Purchaser hereby agrees to indemnify and hold
harmless the Seller, its officers, directors and each Person who controls the Seller within the meaning of the Securities Act, from and against, and agrees to reimburse the Seller, its officers, directors and controlling Persons with respect to, all losses, damages, liabilities, deficiencies or obligations, including, without limitation, all claims, actions, suits, proceedings, demands, judgments, assessments, fines, interest, penalties, costs and expenses (including settlement costs and reasonable legal fees) to which the Seller, its officers, directors or such controlling Persons may become subject under the Securities Act or otherwise, insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in a registration statement that includes the Registrable Securities of the Purchaser, any prospectus contained therein or any amendment or supplement thereto, or are caused by the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in conformity with written information furnished by the Purchaser specifically for use in the preparation thereof. Notwithstanding the foregoing, the Purchaser shall be obligated hereunder to pay no more than the net proceeds realized by it upon its sale of Registrable Securities included in such registration statement.

              7.2 PROCEDURE. Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party, notify the indemnifying party of the commencement thereof. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof. The indemnity provided under this Agreement shall not apply to amounts paid in settlement of any claim, action, suit or proceeding if such settlement is effected without the consent of the indemnifying party, which consent shall not be unreasonably withheld. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the indemnified party of a release from all liability in respect of such claim, action, suit or proceeding.

              7.3 SURVIVAL. All representations made herein by the Seller and the Purchaser shall survive the closing of the transactions contemplated hereby for a period of three (3) years. Any matter as to which a claim has been asserted by notice to the other party that is pending or unresolved at the end of such survival period shall continue to be covered by this Section 6 until such matter is finally terminated or otherwise resolved by the parties under this Agreement or by a court of competent jurisdiction and any amounts payable hereunder are finally determined and paid.

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       8.     SUCCESSORS AND ASSIGNS; PARTIES IN INTEREST. This Agreement shall bind and inure to the benefit of (i) the Purchaser, (ii) the Seller and (iii) their respective successors and assigns, including without limitation any Person who succeeds to the rights and properties of a Party as a result of a merger, consolidation, acquisition of substantially all of a Party's assets or similar transaction. Except as provided above, no party may assign its rights under this Agreement without the consent of the other, which consent shall not be unreasonably withheld.

       9. ENTIRE AGREEMENT. This Agreement (as amended from time to time) and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire agreement among the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

       10. NOTICES. All notices, requests, consents and other communications hereunder to any party shall be in writing and shall be delivered in person or duly sent by overnight courier, facsimile transmission or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by the addressee to the addressor listing all parties:

              (a)    If to the Purchaser:

                     MERCK & Co., Inc.
                     One MERCK Drive
                     P.O. Box 100, WS3A-65
                     Whitehouse Station, NJ 08889-0100
                     Attention: Office of Secretary
                     Facsimile No.: (908)735-1246

                     With a copy (which shall not constitute notice) to:

                     MERCK & Co., Inc.
                     One MERCK Drive
                     P.O. Box 100, WS2A-30
                     Whitehouse Station, NJ 08889-0100
                     Attention: Chief Licensing Officer
                     Facsimile: (908) 735-1214

              (b)    If to the Seller:

                     deCODE genetics, Inc.
                     Sturlugata 8
                     IS-101, Reykjavik, Iceland
                     Attn: President
                     Facsimile No. : +354 570 1901

                                       11
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                     and

                     Attn: Legal Department
                     Facsimile No. : +354 570 1806

                     With a copy (which shall not constitute notice) to:

                     Stevens & Lee, P.C.
                     600 College Road East
                     Princeton, NJ  08540
                     Attn: Marsha E., Novick, Esq.
                     Facsimile: 1-610-371-7929


All such notices and communications shall be deemed to have been give in the case of (a) facsimile transmission on the date sent, (b) personal delivery on the date of such delivery, (c) overnight courier on the day following delivery to such courier and (d) mailing on the third day after the posting thereof.

       11. CHANGES. The terms and provisions of this Agreement may not be modified or amended, or any of the provisions hereof waived, temporarily or permanently, except pursuant to the consent of the affected party.

       12. COUNTERPARTS. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

       13. HEADINGS. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

       14. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey, without regard to conflict of laws.

       15. SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

       16. FURTHER ASSURANCES. The parties hereto shall, subsequent to the date hereof, execute and deliver such further documentation, and take such further action, in each case without cost to the other party, as shall be reasonably requested by such other party hereto to further evidence and perfect the completion of the transactions contemplated hereby.

                                       ***

                                       12
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       IN WITNESS WHEREOF, the parties hereto have caused this Stock and Warrant
Purchase Agreement to be duly executed on their behalf.


                                   deCODE genetics, Inc.


                                   By: /s/ Kari Stefansson
                                       ---------------------------------

                                   Name:  Kari Stefansson
                                          ------------------------------

                                   Title: CEO
                                          ------------------------------


                                   Merck & Co., Inc.


                                   By: /s/ Raymond V. Gilmartin
                                       ---------------------------------

                                   Name:  Raymond V. Gilmartin
                                          ------------------------------

                                   Title: Chairman, President and
                                          ------------------------------
                                          Chief Executive Officer

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                                    EXHIBIT A

                                 FORM OF WARRANT